Exhibit 10.3
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE
611 WEBWARD AVENUE MASTER TENANT LLC, a Delaware limited liability company1 (“Landlord”), and ROCKET MORTGAGE, LLC, a Michigan limited liability company (formerly known as Quicken Loans, LLC successor-by-conversion to Quicken Loans Inc.) (“Tenant”), enter into this Fourth Amendment to Amended and Restated Lease (this “Amendment”) dated August 10, 2022 , but effective retroactively as of March 7, 2022.
R E C I T A L S
A.    611 Webward Avenue LLC (“Original Landlord”) and Tenant entered into that certain Amended and Restated Lease dated October 17, 2011 (the “Original Lease”), as amended by that certain First Amendment to Amended and Restated Lease dated as of June 16, 2014, but effective as of September 21, 2012 (the “First Amendment”), that certain Second Amendment to Amended and Restated Lease dated as of July 19, 2016 (the “Second Amendment”), and that certain Third Amendment to Amended and Restated Lease, dated as of July 2, 2021 (the “Third Amendment,” and, together with the Original Lease, the First Amendment, and the Second Amendment, the “Lease”), with respect to certain premises containing approximately 407,050 rentable square feet (the “Existing Premises”) located on a portion of the eighth (8th) floor and the entire second (2nd), third (3rd), fifth (5th), sixth (6th), seventh (7th), ninth (9th), tenth (10th), eleventh (11th), twelfth (12th) and fourteenth (14th) floors within the building located at 611 Woodward Avenue, Detroit, Michigan 48226 (the “Building”).
B.    Landlord has succeeded to the interest of Original Landlord as “Landlord” under the Lease.
C.    Landlord and Tenant desire to further amend the Lease as more particularly set forth herein.
D.    Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:

1 Since the date of the Third Amendment (as hereinafter defined), Landlord has converted from a Michigan limited liability company into a Delaware limited liability company.

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

1.Recitals. The recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.
2.Fourth Amendment Expansion Space.
(a)Commencing on the Fourth Amendment Expansion Space Commencement Date (as hereinafter defined), the Existing Premises: (i) shall be expanded to include those certain spaces consisting of approximately 3,737 rentable square feet in the aggregate on the eighth (8th) floor of the Building, as more particularly shown on Exhibit “A” attached hereto and by this reference made a part hereof (such spaces being sometimes referred to collectively herein as the “Fourth Amendment Expansion Space”), and (ii) shall then consist of a total of approximately 410,787 rentable square feet. The Lease is hereby amended to add the Fourth Amendment Expansion Space to the Existing Premises as demised and defined in the Lease as of the Fourth Amendment Expansion Space Commencement Date upon the same terms and provisions specified in the Lease, except as herein set forth. On and after the Fourth Amendment Expansion Space Commencement Date, all references in the Lease to the “Premises” shall mean the Existing Premises together with the Fourth Amendment Expansion Space (unless specifically set forth herein to the contrary). However, as set forth below, no Basic Rental, and no amounts that would otherwise be due as Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes or the fee for security services, shall be payable with respect to the Fourth Amendment Expansion Space until the Fourth Amendment Expansion Space Rent Commencement Date (as hereinafter defined).
(b)The term of the Lease for the Fourth Amendment Expansion Space shall commence on the Fourth Amendment Expansion Space Commencement Date and shall be coterminous with the term of the Lease for the Existing Premises, which expires on July 31, 2028. The “Fourth Amendment Expansion Space Commencement Date” is March 7, 2022. The “Fourth Amendment Expansion Space Rent Commencement Date” is September 5, 2022.
3.Basic Rental.
(a)Tenant shall continue to pay Basic Rental for the Existing Premises in the same manner and amounts as set forth in the Lease.
(b)On and after the Fourth Amendment Expansion Space Rent Commencement Date, in addition to the Basic Rental payable with respect to the Existing Premises, Tenant shall pay Basic Rental for the Fourth Amendment Expansion Space, as follows, which Basic Rental shall be payable in the same manner as set forth in the Lease:

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

Period	Annual Rental Per Square Foot	Annual Total	Monthly Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
4.Additional Rent.
(a)Tenant shall continue to pay all additional rent and other charges due under the Lease (including, without limitation, Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes and the fee for security services) for the Existing Premises in the same manner as set forth in the Lease.
(b)Subject to Paragraphs 4(c), 4(d), and 4(e) below, on and after the Fourth Amendment Expansion Space Commencement Date, in addition to the amounts payable with respect to the Existing Premises, Tenant shall pay all additional rent and other charges due under the Lease applicable to the Fourth Amendment Expansion Space in the same manner as set forth in the Lease, except that Tenant’s obligation to pay Tenant’s Share of Excess Expenses, Tenant’s Share of Excess Taxes, and the fee for security services with respect to the Fourth Amendment Expansion Space shall not commence until the Fourth Amendment Expansion Space Rent Commencement Date.
(c)Notwithstanding the foregoing, for purposes of calculating amounts due as Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes with respect to only the Fourth Amendment Expansion Space: (i) the Base Expenses shall be the Expenses for the 2022 calendar year; and (ii) the Base Taxes shall be the Taxes for the 2022 calendar year (the 2022 Summer Taxes due July 1, 2022, and 2022 Winter Taxes due December 1, 2022). Because the Base Expenses and Base Taxes are different for the Fourth Amendment Expansion Space than the Base Expenses and Base Taxes for the Existing Premises, Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes shall be calculated separately with respect to the Fourth Amendment Expansion Space. Tenant’s Share with respect to only the Fourth Amendment Expansion Space shall be 78.07 percent (78.07%).
(d)Section 5(a)(D) of the Original Lease shall not apply to the calculation of amounts due as Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes with respect to the Fourth Amendment Expansion Space. For

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

purposes of calculating amounts due as Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes with respect to only the Fourth Amendment Expansion Space, the Controllable Expenses for any calendar year following the 2022 calendar year shall not exceed the Fourth Amendment Cap. The “Fourth Amendment Cap” for the calendar year immediately following the 2022 calendar year shall be 102% of the Controllable Expenses for the 2022 calendar year, and the Fourth Amendment Cap for each calendar year thereafter shall be 102% of the Fourth Amendment Cap for the immediately preceding calendar year.
(e)The fee for security services payable with respect to the Existing Premises shall continue to be as set forth in the Lease. The fee for security services payable with respect to the Fourth Amendment Expansion Space shall be calculated based on the same per rentable square foot per annum rate as the fee for security services then payable with respect to the “Expansion Space” under the Third Amendment (the “Third Amendment Expansion Space”) (as such rate may increase annually pursuant to the Third Amendment). Except as set forth in this Paragraph 4(e), the fee for security services for the Fourth Amendment Expansion Space shall be payable in the same manner as the fee for security services payable with respect to the Existing Premises.
5. 8th Floor Leasehold Improvements.
(a)Tenant agrees to accept the Fourth Amendment Expansion Space in its then-current, “as-is” condition as of the Fourth Amendment Expansion Space Commencement Date, and Landlord shall have no obligation to make any improvements to the Fourth Amendment Expansion Space. Except as expressly provided herein, there are no rental abatements, improvement allowances, moving allowances or other payments, credits or allowances of any kind whatsoever being made or provided by Landlord with respect to the expansion of the Existing Premises to include the Fourth Amendment Expansion Space.
(b)Landlord agrees to provide Tenant an allowance of up to [***] (the “8th Floor Improvement Allowance”) for the cost of construction of certain improvements within the Fourth Amendment Expansion Space and other portions of the Premises located on the eighth (8th) floor as more particularly defined in the “Work Letter” attached hereto as Exhibit “B” and by this reference made a part hereof (the “8th Floor Leasehold Improvements”), to be computed, expended and applied in accordance with and subject to the terms of the Work Letter. The 8th Floor Leasehold Improvements shall be constructed by Tenant in accordance with the Work Letter. In no event shall Landlord be obligated to expend more than the 8th Floor Improvement Allowance for the design and construction of the 8th Floor Leasehold Improvements. Tenant shall be responsible for all costs of designing and constructing the 8th Floor Leasehold Improvements in excess of the 8th Floor Improvement Allowance.

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

(c)Subject to the terms of this Paragraph 5(c), provided that there does not exist an Event of Default under the Lease, after application of the 8th Floor Improvement Allowance to Tenant’s Construction Costs (as defined in the Work Letter) in accordance with the Work Letter, Tenant may, by written notice to Landlord (the “Election Notice”) on or before the Allowance Expiration Date (as defined in the Work Letter), elect to apply any then-remaining unused portion of the 8th Floor Improvement Allowance to the actual, out-of-pocket expenses incurred by Tenant for the cost of purchasing and installing furniture, trade fixtures, equipment, telephone and data cabling, and other similar non-construction items and signs in the Premises (collectively, “FF&E Costs”). If Tenant elects to apply any portion of the 8th Floor Improvement Allowance to FF&E Costs, Tenant shall specify the portion of the 8th Floor Improvement Allowance to be so applied in the Election Notice, and the Election Notice must be accompanied by invoices from Tenant evidencing expenditure of such sums by Tenant. Landlord shall reimburse Tenant for such actual, out-of-pocket expenses promptly upon receipt of the Election Notice and such invoices. However, Landlord shall have no obligation to reimburse Tenant for any such FF&E Costs for which invoices are submitted after the Allowance Expiration Date.
6.Parking.
(a)As set forth in the Third Amendment, the ratio of six (6) parking spaces per 1,000 rentable square feet of the Premises does not apply to the Third Amendment Expansion Space. Such ratio also does not apply to the Fourth Amendment Expansion Space. There shall be no additional parking spaces made available to Tenant in connection with the Fourth Amendment Expansion Space except as set forth in Paragraph 6(b) below.
(b)Notwithstanding anything contained in Section 1(o) or Section 35 of the Original Lease to the contrary, Tenant shall be allocated: (i) two (2) unreserved parking spaces per 1,000 rentable square feet of the Fourth Amendment Expansion Space; plus (ii) five (5) parking spaces in the parking garage located on floor LL1 of the Building (the “Qube Parking Spaces”). Parking charges for the spaces described in clause (i) above shall be the same as the parking charges then payable for the QL Parking Spaces under Section 35 of the Original Lease (as such charges escalate from time to time). Parking charges for the Qube Parking Spaces shall initially be Three Hundred and 00/100 Dollars ($300.00) per parking space per month, which monthly parking fee shall increase by an amount equal to Five and 00/100 Dollars ($5.00) per parking space on January 1st of every year. All Qube Parking Spaces shall be reserved parking spaces (8, 9, 10, 11 and 12) as shown on Exhibit “C” attached hereto and by this reference made a part hereof. However, Landlord shall not be required to police Tenant’s right to utilize such parking spaces.

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

(c)On and after the Fourth Amendment Expansion Space Commencement Date, the number of QL Parking Spaces to which Tenant is entitled shall be equal to: (i) six (6) parking spaces per 1,000 rentable square feet of the Existing Premises; plus (ii) two (2) parking spaces per 1,000 rentable square feet of the Third Amendment Expansion Space; plus (iii) two (2) parking spaces per 1,000 rentable square feet of the Fourth Amendment Expansion Space, plus (iv) the five (5) Qube Parking Spaces. The total number of QL Parking Spaces described in the immediately preceding sentence is sometimes herein referred to as the “Maximum QL Parking Spaces.” Notwithstanding anything contained in Section 35 of the Original Lease to the contrary, if Tenant exercises its right to reduce the number of QL Parking Spaces and then subsequently exercises its right to increase the number of QL Parking Spaces, in no event shall Tenant have the right to increase the number of QL Parking Spaces above the Maximum QL Parking Spaces.
(d)Except as expressly set forth in this Paragraph 6 to the contrary, all parking spaces shall continue to be governed by and subject to all of the terms and conditions set forth in Section 35 of the Original Lease.
7.Tenant’s Address for Notice. Tenant’s Address for notices as provided in Lease Section 1(m) is hereby deleted in its entirety and amended to be:
(m)    Tenant’s Address:    Rocket Mortgage, LLC
    1005 Woodward Avenue
    Detroit, Michigan 48226
    Attn: General Counsel
    Email: qllegalnotices@quickenloans.com

    with a copy to:

    Rock Central LLC d/b/a Rocket Central
    1005 Woodward Avenue
    Detroit, Michigan 48226
    Attn: Legal-Real Estate
Email: legalrealestate@rockcentraldetroit.com

8.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”), whose commission, if any, shall be paid by Landlord pursuant to a separate written agreement between Landlord and Broker. If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, reasonable attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

9.Ratification. Tenant and Landlord each hereby ratifies and confirms its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, each of Tenant and Landlord further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and neither party has any existing claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
10.Binding Effect; Conflicts; Governing Law; Venue; Captions; Covenants. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within Wayne County in the State of Michigan in connection with any dispute arising under the Lease, as amended by this Amendment. The captions and headings used throughout this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. The parties intend that the obligations of Tenant under the Lease, as amended by this Amendment, shall be separate and independent covenants and agreements from the covenants and agreements of Landlord hereunder and shall continue unaffected unless such obligations have been modified or terminated pursuant to an express provision of the Lease, as amended by this Amendment.
11.Counterparts and Lease Execution.
(a)This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. The parties further consent and agree that (i) to the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and (ii) the electronic signature(s) appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).
(b)The submission by Landlord to Tenant of this Amendment shall have no force or effect, nor confer any rights or impose any obligation upon either party

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

unless and until execution hereof by Landlord and Tenant and the unconditional delivery of a fully-executed Amendment to Landlord and Tenant or their representatives.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURES APPEAR ON FOLLOWING PAGE]

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE BETWEEN 611 WEBWARD AVENUE MASTER TENANT LLC AND ROCKET MORTGAGE, LLC]
The parties hereto have executed this Fourth Amendment to Amended and Restated Lease as of the date first set forth above.
“LANDLORD”
611 WEBWARD AVENUE MASTER TENANT LLC,
a Delaware limited liability company

By:     /s/ Kofi Bonner

Name: Kofi Bonner

Its:    Authorized Representative

“TENANT”
ROCKET MORTGAGE, LLC,
a Michigan limited liability company

By:     /s/ Amy Bishop

Name: Amy Bishop

Its:     General Counsel, Executive Vice President & Secretary

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

EXHIBIT “A”
FOURTH AMENDMENT EXPANSION SPACE
“A”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

EXHIBIT “B”
WORK LETTER
(Tenant Construction)
This Work Letter sets forth the terms and conditions relating to the construction of the 8th Floor Leasehold Improvements by Tenant in the Fourth Amendment Expansion Space.
ARTICLE 1
DEFINITIONS
1.01    “Approved Construction Drawings” means the Construction Drawings approved pursuant to the process set forth in Article 2 below.
1.02    “Approved Space Plan” means the Space Plan approved pursuant to the process set forth in Article 2 below.
1.03    “Building Standard” means the quantity and quality of materials, finishes, and workmanship from time to time specified as such by Landlord for the Building, in its reasonable discretion.
1.04    “Change Order” means any change, modification or addition to the Approved Construction Drawings.
1.05    “Construction Drawings” means: (a) detailed architectural drawings and specifications for Tenant’s partition plan, demolition plan, reflected ceiling plan, power, communication and telephone plan (location of data and telephone outlets with pull boxes only), electrical outlets, finish plan, elevations, details and sections; and (b) mechanical, electrical, plumbing and lighting plans and specifications where necessary for installation to Building systems.
1.06    “Contractor” means the contractor selected under Section 4.01(c) below and approved by Landlord.
1.07    “Existing Improvements” means those portions of the Fourth Amendment Expansion Space and Existing Premises which were in existence prior to the date of Landlord’s execution of this Amendment.
1.08    “8th Floor Improvement Allowance” means the allowance of [***], to be provided by Landlord as set forth in Section 3.01 below.
1.09    “Landlord’s Representative” means Michael Lapico, who Landlord has designated as its representative with respect to the matters set forth in this Work Letter, and who, until further notice to Tenant, has full authority and responsibility to act on behalf of Landlord as required in this Work Letter.
“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

1.10    “8th Floor Leasehold Improvements” means all items which are supplied, constructed, installed, and finished by Tenant, as provided in this Work Letter, including but not limited to any subsequent Change Orders.
1.11    “Space Plan” means a preliminary architectural drawing showing all demising walls, corridors, entrances, exits, doors and interior partitions.
1.12    “Space Planner” means DPOP LLC d/b/a Pophouse.
1.13    “Substantial Completion” shall occur when the 8th Floor Leasehold Improvements have been substantially completed in accordance with the Approved Construction Drawings (other than minor punch list items and any work which cannot be completed on such date, provided such incompletion will not substantially interfere with Tenant’s use of the Fourth Amendment Expansion Space) and, if required for occupancy, a certificate of occupancy or certificate of acceptance (temporary or final) has been issued by the appropriate governmental authority. Substantial Completion shall occur in accordance with the preceding sentence, notwithstanding the fact that: (a) the matters on any punch list remain to be completed; and (b) there are other items which have not been completed as of such date, provided the incompletion of such other items will not substantially interfere with Tenant’s use of the Fourth Amendment Expansion Space.
1.14    “Tenant Expenditure Authorization” refers to the certified report required by Section 4.02(c) below.
1.15    “Tenant’s Representative” means Michael Sluder on behalf of Rock Central LLC, who Tenant has designated as its sole representative with respect to the matters set forth in this Work Letter, and who, until further notice to Landlord, has full authority and responsibility to act on behalf of Tenant as required in this Work Letter. Tenant’s Representative is authorized to execute and deliver on behalf of Tenant any and all documents required by this Work Letter. Tenant hereby warrants and represents to Landlord that Tenant’s Representative has all of the requisite power and authority to execute and deliver such documents and that Tenant shall be bound by the execution of such documents on behalf of Tenant by Tenant’s Representative.

“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

ARTICLE 2
DEVELOPMENT OF CONSTRUCTION DRAWINGS
2.01    Space Plan. Tenant shall cause the Space Planner to submit the Space Plan to Landlord for Landlord’s review and approval. After Landlord receives the Space Plan, Landlord shall, in its sole but reasonable discretion, approve or disapprove the Space Plan. If Landlord disapproves the Space Plan, Landlord shall return the Space Plan to Tenant, along with a statement setting forth the grounds for the disapproval. In such event, Tenant shall make such changes as are necessary in order to make the Space Plan acceptable to Landlord and shall then re-submit the revised Space Plan to Landlord. This procedure shall be repeated until Landlord has delivered to Tenant written approval of the Space Plan. When approved by Landlord, the Space Plan shall be deemed to be the Approved Space Plan.
2.02    Construction Drawings. Upon receipt of the Approved Space Plan, Tenant shall direct the Space Planner to begin preparation of Construction Drawings and shall submit Construction Drawings to Landlord for Landlord’s approval or disapproval. After its receipt of such documents, Landlord shall notify Tenant in writing of its approval or disapproval, stating in reasonable detail the reasons for any disapproval. If Landlord reasonably disapproves the Construction Drawings, Tenant shall then resubmit revised Construction Drawings to Landlord and Landlord shall, within three (3) Business Days thereafter, approve or disapprove the revised Construction Drawings, stating in reasonable detail the reasons for any disapproval. The foregoing process shall be repeated as many times as are necessary in order to obtain Construction Drawings which are approved by Landlord. When approved by Landlord, the Construction Drawings shall be deemed to be the Approved Construction Drawings.
2.03    Change Orders.
(a)    All changes requested by Tenant shall require Landlord’s prior written consent, not to be unreasonably withheld. Any Contractor-initiated Change Order must be reviewed and approved by Landlord and Tenant, which review and approval will not be unreasonably withheld. Landlord shall notify Tenant of Landlord’s approval or disapproval of any Change Order within five (5) Business Days after Landlord’s receipt of Tenant’s request for approval thereof.
(b)    Should any Change Order modify the Approved Construction Drawings, Tenant shall pay all reasonable additional third-party costs thereby actually incurred by Landlord (plus any increase in the Construction Management Fee (as hereinafter defined) resulting from such Change Order). All revised or additional Construction Drawings are subject to Landlord’s prior review and written approval. Landlord shall notify Tenant of Landlord’s approval or disapproval thereof within five (5) Business Days after Landlord’s receipt of such revised or additional Construction Drawings. If and when approved by Landlord, such revised or additional Construction Drawings shall be deemed to be a part of the Approved Construction Drawings.
“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

2.04    Legal Requirements. All design, construction and installation shall conform to the requirements of the Lease, including, but not limited to, Section 8(d) thereof, and all applicable governmental laws, rules, requirements, codes, orders, regulations or ordinances (collectively, “Law” or “Laws”). Tenant agrees that any review or approval by Landlord of the Space Plan or the Construction Drawings is solely for Landlord’s benefit, and without any representation, warranty or liability whatsoever to Tenant or any other person with respect to the adequacy, correctness or sufficiency thereof, or otherwise. The approval by Landlord of the Approved Space Plan and the Approved Construction Drawings shall not in any way be deemed to be an agreement or certification by Landlord that the work contemplated thereby complies with applicable Laws or that the Approved Space Plan or the Approved Construction Drawings will be approved by governmental agencies having jurisdiction thereover. Tenant and the Space Planner shall be solely responsible for the compliance of the design shown on the Approved Space Plan and the Approved Construction Drawings with all applicable Laws. Tenant acknowledges that the 8th Floor Leasehold Improvements must be in compliance with all applicable Laws and any historic requirements relating to the Building’s historic designation, and with the requirements of any Historic Tax Credits.
2.05    Materials and Workmanship. All work and materials required under the Approved Construction Drawings, including all materials, finishes and workmanship shall be equal to, or of a quality superior to, Building Standard. Except as approved by Landlord, all materials incorporated in the 8th Floor Leasehold Improvements shall be new.
2.06    Field Verification. Space Planner shall verify at the job site all dimensions, locations and structural members and any physical conditions affecting the Construction Drawings.
2.07    Electrical Meter. The parties acknowledge that, as of the date of this Amendment, the Fourth Amendment Expansion Space is not submetered for electricity. The 8th Floor Leasehold Improvements must include the installation of an electrical submeter, or work to cause all electricity provided to the Fourth Amendment Expansion Space to be measured by the electrical submeter currently measuring electricity to the Existing Premises, so as to enable Tenant to pay for electricity provided to the Fourth Amendment Expansion Space in the manner set forth in Section 11(b) of the Original Lease. Without limiting any other grounds upon which Landlord may refuse to consent thereto, Landlord shall have the right to disapprove any Construction Drawings that do not include the work described in this Section 2.07.
2.08    Deemed Approval. Landlord shall not unreasonably withhold, condition or delay its approval of the Space Plan, the Construction Drawings, or any Change Order (including, without limitation, any revised or additional Construction Drawings relating thereto). In the event that Landlord fails to notify Tenant of Landlord’s approval or disapproval of any submittal within the time periods specified in this Work Letter, Landlord shall be deemed to have approved the applicable submittal.
“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

ARTICLE 3
LANDLORD’S OBLIGATIONS
3.01    8th Floor Improvement Allowance. After final completion of the 8th Floor Leasehold Improvements and upon compliance with the requirements of this Work Letter, Landlord shall reimburse Tenant for Tenant’s Construction Costs (to the extent of the 8th Floor Improvement Allowance less any portion thereof applied to FF&E Costs under Paragraph 5(c) of this Amendment). Except as expressly provided in Paragraph 5 of this Amendment, (a) the 8th Floor Improvement Allowance must be used only for Tenant’s actual out-of-pocket costs (hard and soft) of constructing 8th Floor Leasehold Improvements and (b) no portion of the 8th Floor Improvement Allowance shall be used to reimburse the cost of any furniture, fixtures, equipment, telephone or data cabling or other similar non-construction items, and all such items shall be at Tenant’s sole cost and expense. The cost of all improvements required by the Approved Construction Drawings from concrete slab to concrete deck shall be included within Tenant’s Construction Costs. Any unused portion of the 8th Floor Improvement Allowance may be applied in accordance with the terms of Paragraph 5 of this Amendment. However, notwithstanding anything contained herein or in the Lease (as amended by this Amendment) to the contrary, if Tenant has not satisfied the conditions for disbursement of the entire 8th Floor Improvement Allowance on or before the date that is one (1) year after the Fourth Amendment Expansion Space Commencement Date (the “Allowance Expiration Date”), Tenant shall have no further rights to any undisbursed portion of the 8th Floor Improvement Allowance. Any portion of the 8th Floor Improvement Allowance remaining undisbursed after such Allowance Expiration Date shall belong to Landlord.
3.02    Condition of Fourth Amendment Expansion Space and Existing Improvements. Landlord shall deliver the Fourth Amendment Expansion Space and Existing Improvements to Tenant, and Tenant shall accept the Fourth Amendment Expansion Space and Existing Improvements from Landlord, in their presently existing, “as-is” condition, except for any latent defects, and subject to Landlord’s ongoing maintenance, repair, and legal compliance obligations under the Lease.
3.03    Commencement of Construction. Landlord shall have no obligation to allow commencement of construction or installation of 8th Floor Leasehold Improvements in the Fourth Amendment Expansion Space until:
(a)    Tenant has delivered to Landlord the Approved Construction Drawings, initialed by Tenant’s Representative and Landlord’s Representative;
(b)    Landlord has received from Tenant payment of all Rent then due and payable under the Lease;
(c)    Landlord has received the copies of insurance policies and insurance certificates required by Section 4.04(b) of this Work Letter; and
“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

(d)    Tenant and/or Contractor has obtained all necessary building permits for the commencement of the work then being performed and provided copies thereof to Landlord.
ARTICLE 4
TENANT’S OBLIGATIONS
4.018th Floor Leasehold Improvements; Coordination.
(a)    Tenant shall be responsible for having all of the 8th Floor Leasehold Improvements performed.
(b)    Except as may be set forth in the Approved Construction Drawings to the contrary, all work and materials required under the Approved Construction Drawings, including all materials, finishes and workmanship shall be equal to, or of a quality superior to, Building Standard. The 8th Floor Leasehold Improvements shall be diligently performed in a good and workmanlike manner and in accordance with good construction practice, using new materials and equipment (except as may be set forth in the Approved Construction Drawings to the contrary), in accordance with the Approved Construction Drawings and all applicable Laws, and the terms of this Work Letter. No fixtures, materials or equipment shall be incorporated in the Building or used in connection with the performance of the 8th Floor Leasehold Improvements which are subject to any security interest, lien, charge, mortgage or other encumbrance.
(c)    Tenant shall select the Contractor to construct 8th Floor Leasehold Improvements, but any such Contractor shall be subject to Landlord’s prior written approval, not to be unreasonably withheld, conditioned, or delayed. Unless otherwise agreed in writing by Landlord and Tenant, all work involved in the construction and installation of 8th Floor Leasehold Improvements shall be carried out by Contractor under a direct contract with Tenant. If Tenant wishes to engage any additional contractor other than Contractor to perform any portion of the 8th Floor Leasehold Improvements, any such engagement shall be subject to Landlord’s prior written approval, not to be unreasonably withheld, conditioned, or delayed. Only subcontractors on Landlord’s approved list, or which have otherwise been reasonably approved by Landlord, may be used for mechanical, electrical, plumbing and life-safety systems work.
(d)    Tenant agrees to use commercially reasonable efforts to minimize any disturbance to other tenants of the Building during the performance of the 8th Floor Leasehold Improvements. Tenant shall cause Contractor to comply with the reasonable rules and regulations of the Building applicable to contractors, as specified by Landlord from time to time in its reasonable discretion.
(e)    Under no circumstances whatsoever will Tenant, or any of Tenant’s agents, including but not limited to Contractor, ever alter or modify, or in any manner disturb, any of the Building systems that serve any area other than, or in addition to, the Premises. Only with Landlord’s express written permission and under direct supervision
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FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

of Landlord shall Tenant, Contractor or Tenant’s agents alter, modify or in any manner disturb any branch systems that serve only the Premises. In the event any of 8th Floor Leasehold Improvements requires or gives rise to governmentally required changes to any structural portions of the Building, Building systems, branch systems or areas or equipment located outside the Premises, then Landlord shall make such changes at Tenant’s sole cost and expense.
(f)    Notwithstanding anything to the contrary set forth herein, Tenant does hereby waive all claims against Landlord for damage to any property or injury to, or death of any person in, on or about the Premises or the Building arising out of or in any way related to the construction of the 8th Floor Leasehold Improvements by Contractor, except to the extent caused by, or resulting from, the negligence or willful misconduct of Landlord, its agents, servants, employees, representatives or contractors, and then only if such damage, injury, death or loss is not covered by insurance of the type required to be carried by Tenant or its Contractor under the Lease. Except to the extent caused by, or resulting from, the negligence or willful misconduct of Landlord, its agents, servants, employees, representatives or contractors and except for the liabilities waived under Section 21 of the Lease, Tenant shall, and hereby does agree to, indemnify, defend and hold Landlord harmless from and against any and all claims, causes of action, damages, costs and expenses arising out of the performance of the 8th Floor Leasehold Improvements, including, but without limitation, personal injury or property damage, the imposition of any lien against the Premises or the Building and matters arising out of the failure of the 8th Floor Leasehold Improvements to comply with applicable Laws or any historic requirements relating to the Building’s historic designation, or with the requirements of any Historic Tax Credits.
4.02    Tenant’s Construction Costs.
(a)    The term “Tenant’s Construction Costs” shall mean the total sum of all of the actual costs of all work done or caused to be done by Tenant, the Space Planner, any engineers and by its contractors, suppliers and work forces (including, without limitation, Contractor) for materials and labor in connection with the performance of 8th Floor Leasehold Improvements, costs associated with sustainability practices, documentation, registration and certification, and all actual costs incurred by Tenant in completing all of the improvements in the Fourth Amendment Expansion Space for Tenant’s intended occupancy thereof and certain other improvements in certain other portions of the eighth (8th) floor of the Premises, plus a fee equal to two and 50/100 percent (2.5%) of the total amount of the costs set forth in this Section 4.02(a) (including Change Orders) as a “Construction Management Fee.”
(b)    Subject to the below terms of this Section 4.02, Landlord shall reimburse Tenant for all of Tenant’s Construction Costs in an amount up to the 8th Floor Improvement Allowance (less any portion thereof applied to FF&E Costs under Paragraph 5(c) of this Amendment) following commencement of Tenant’s business operations in the Fourth Amendment Expansion Space and final completion of the 8th Floor Leasehold Improvements. Tenant shall bear the balance, if any, of Tenant’s Construction Costs. Reimbursement of Tenant’s Construction Costs shall be made by
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FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

Landlord pursuant to the remaining provisions of this Article 4 (up to an amount equal to the 8th Floor Improvement Allowance).
(c)    The term “Tenant Expenditure Authorization” shall mean a report certified by Tenant, in a form reasonably satisfactory to Landlord, setting forth: (1) a computation of the total of Tenant’s Construction Costs; and (2) the amount payable by Landlord to Tenant, which amount shall not exceed the then-remaining undisbursed 8th Floor Improvement Allowance. The Tenant Expenditure Authorization shall be accompanied, to the extent applicable to the costs set forth on the Tenant Expenditure Authorization, by: (i) an AIA Completion Certificate executed by Contractor, and an AIA Document G702 form executed by the Space Planner; (ii) a copy of the final certificate of occupancy or certificate of acceptance for the Fourth Amendment Expansion Space, or such other final certificate or final governmental approval as will permit Tenant to occupy and use the Fourth Amendment Expansion Space; (iii) an affidavit or certificate executed by the Space Planner that 8th Floor Leasehold Improvements are substantially complete and is in accordance with the Approved Construction Drawings and all applicable Laws; and (iv) final lien waivers from the Space Planner, Contractor, and all subcontractors, materialmen, and engineers which are sufficient under the laws of the State of Michigan to eliminate any lien rights in favor of all such parties. In addition, the Tenant Expenditure Authorization shall be accompanied by a set of scaled and dimensioned, “as-built” plans for 8th Floor Leasehold Improvements, certified by the Space Planner, prepared on an Auto CAD Computer Assisted Drafting and Design System (or such other system as Landlord may accept), using naming conventions issued by the American Institute of Architects (or such other naming conventions as Landlord may accept), and an electronic copy of such as-built plans translated in DXF format (or any other format acceptable to Landlord). All materials described above in this Section 4.02(c) must be in form and substance reasonably satisfactory to Landlord. The Tenant Expenditure Authorization and other required items shall be submitted directly to Landlord’s Representative.
(d)    Upon receipt of the Tenant Expenditure Authorization and all other required materials, Landlord shall reimburse Tenant, or pay directly to Contractor or any other party, if so directed by Tenant, the amount due from Landlord in respect of the Tenant Expenditure Authorization pursuant to Section 4.02(c) above within thirty (30) days after Landlord’s receipt thereof. Landlord’s sole obligation shall be to pay the amount due to Tenant or the person designated by Tenant for payment and Landlord shall have no liability for any mistakes or errors committed by Tenant in designating the person to receive such payment or the amount of such payment. Landlord shall not be obligated to disburse the amount requested by Tenant in its Tenant Expenditure Authorization until Tenant delivers to Landlord the Tenant Expenditure Authorization accompanied by all of the items listed in Section 4.02(c) above.
(e)    The Tenant Expenditure Authorization shall be subject to verification by Landlord or Landlord’s Representative (who shall have access to Tenant’s books and records in respect thereof for such purpose) and correction, if necessary, without either party being prejudiced by any payments made hereunder (whether during the course of 8th Floor Leasehold Improvements or upon completion).
“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

(f)    Tenant agrees that in the event it fails to make any payment required in this Work Letter after notice and reasonable opportunity to cure in a timely manner, or fails to obtain the final lien waivers described above in this Article 4 within a reasonable period of time, then Landlord, in addition to any and all other remedies allowed to Landlord by law or in equity, shall have the same rights and remedies against Tenant as in the case of an Event of Default in payment of Rent under the Lease. Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default under the Lease or a default under this Work Letter has occurred at any time on or before the completion of the 8th Floor Leasehold Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the 8th Floor Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the 8th Floor Leasehold Improvements (in which case Tenant shall be responsible for any delay in the completion of the 8th Floor Leasehold Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such Event of Default or default under this Work Letter is cured pursuant to the terms of the Lease or this Work Letter, as applicable (in which case Tenant shall be responsible for any delay in the completion of the 8th Floor Leasehold Improvements caused by such inaction by Landlord).
(g)    Should Landlord fail to timely make any required payment from the 8th Floor Improvement Allowance after Tenant has properly requested disbursement and all conditions for disbursement have been met, then the unpaid amount shall accrue interest at the Interest Rate specified in the Lease until paid in full.
4.03    Warranties and Guaranties. The Contractor and any subcontractors participating in the 8th Floor Leasehold Improvements shall guarantee that their work shall be free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one (1) year after substantial completion of the 8th Floor Leasehold Improvements. The foregoing guarantees of the Contractor and any subcontractors shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner, and without any additional charge, all defects in workmanship and materials. All warranties or guarantees as to materials or workmanship on or with respect to the 8th Floor Leasehold Improvements shall be contained in the contracts and subcontracts for performance of the 8th Floor Leasehold Improvements and shall be written so that they shall inure to the benefit of Landlord and Tenant as their respective interests may appear. Such warranties and guarantees shall be so written that they can be directly enforced by either Landlord or Tenant and Tenant shall give to Landlord any assignment or other assurance necessary to effectuate the same.
4.04    General Provisions.
(a)    This Work Letter shall not be deemed applicable to:
(1)    any space which is subsequently added to the Premises under the Lease (after the addition of the Fourth Amendment Expansion Space contemplated by
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FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

this Amendment), whether by any option or right under the Lease, including expansion options, rights of first offer and rights of first opportunity, or otherwise; or
(2)    any portion of the Premises or any additions thereto in the event of a renewal or extension of the term of the Lease, whether by any option or right under the Lease, including extension or renewal options, or otherwise, unless expressly provided in the Lease or any amendment thereto.
(b)    Tenant shall cause the Contractor to carry the following insurance policies:
(1)    Commercial General Liability Insurance (in type and amount equal to that required to be carried by Tenant under the Lease). Contractor shall, prior to commencement of construction or installation of 8th Floor Leasehold Improvements or entering the Premises, and thereafter upon the request of Landlord, furnish Landlord with certificates evidencing such insurance which certificates shall be in a form reasonably acceptable to Landlord and shall, among other things, evidence and provide that Landlord, Landlord’s asset manager and property manager and any mortgagee are named as additional insureds using form CG 20 10 (10/01) and evidencing Products/Completed Operations coverage using form CG 20 37 (10/01).
(2)    Builder’s risk insurance (written on a completed value basis and not on a reporting form basis), in an amount equal to the full replacement cost of the 8th Floor Leasehold Improvements. Such insurance shall contain an acknowledgment by the insurance company that its rights of subrogation have been waived and an endorsement stating that “permission is granted to complete and occupy.” Such insurance shall not provide for a deductible in excess of $10,000.00.
(3)    Worker’s compensation and employer’s liability insurance (in type and amount equal to that required to be carried by Tenant under the Lease).
All such insurance shall be carried throughout the period of construction of the 8th Floor Leasehold Improvements. Such insurance shall, to the extent permitted by law, name Landlord, Landlord’s asset manager and property manager and any mortgagee as additional insureds, Contractor or Tenant shall provide not less than ten (10) days’ written notice to Landlord, Landlord’s asset manager and property manager, and any mortgagee prior to any material change, or any termination or cancellation, of such insurance. All such coverages shall be maintained with companies meeting the requirements applicable to insurance to be carried by Tenant under the Lease (provided that, notwithstanding anything contained in the Lease to the contrary, in no event shall Contractor have any right to self-insure). Prior to the commencement of the 8th Floor Leasehold Improvements, Tenant shall deliver copies of certificates of insurance evidencing such coverage to Landlord. Notwithstanding anything to the contrary in the Lease, Tenant, at Tenant’s sole cost and expense, shall repair and restore any damage to or destruction of the 8th Floor Leasehold Improvements by fire or other casualty occurring prior to the completion of the 8th Floor Leasehold Improvements.
(c)    Tenant shall give Landlord notice at least five (5) days prior to the commencement of 8th Floor Leasehold Improvements (or such additional time as may
“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate commencement notices and/or notices of non-responsibility, as permitted or required under the laws of the State of Michigan.
4.05    Supervision; Delay. It is further acknowledged and agreed by Tenant that Tenant shall be solely responsible for the supervision and direction of Contractor in connection with 8th Floor Leasehold Improvements and that no delay in completion of 8th Floor Leasehold Improvements shall be the responsibility of Landlord. Accordingly, Tenant shall remain obligated to begin paying Basic Rental, Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes, and the security fee with respect to the Fourth Amendment Expansion Space on the Fourth Amendment Expansion Space Rent Commencement Date strictly in accordance with the provisions of this Amendment.

“B”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC

EXHIBIT “C”
LOCATIONS OF QUBE PARKING SPACES

“C”

FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE-611 WEBWARD AVENUE MASTER TENANT LLC – ROCKET MORTGAGE, LLC